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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 4, 2003




                             ABLE LABORATORIES, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          DELAWARE                 001-11352                 04-3029787
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(STATE OR OTHER JURISDICTION      (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)          IDENTIFICATION NUMBER)




              6 HOLLYWOOD COURT, SOUTH PLAINFIELD, NEW JERSEY 07080
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (908) 754-2253
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On November 4, 2003, Able Laboratories, Inc. issued a press release announcing its results of operations for the fiscal quarter ending September 30, 2003. The press release is attached hereto and incorporated herein.

          The information in this Current Report on Form 8-K, including the attached press release, is being furnished, and not filed, for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report on Form 8-K is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. Able Laboratories, Inc. does not intend the information in this Current Report on Form 8-K to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

          This Current Report on Form 8-K includes forward-looking statements that reflect the registrant's current expectations about its future performance, including statements concerning market investments, sales and earnings. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and which are subject to risks and uncertainties. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the registrant. Please refer to the registrant's most recent Annual Report on Form 10-K and subsequent filings for a further discussion of these risks and uncertainties. The registrant disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this Current Report on Form 8-K.


          Exhibit No.       Description
          -----------       -----------

            99.1 Press Release dated November 4, 2003 entitled "Able Laboratories Reports Third Quarter 2003 Results."






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           ABLE LABORATORIES, INC.



                                           BY: /s/ Robert Weinstein
                                               -------------------------------
                                               Robert Weinstein
                                               Chief Financial Officer




Date: November 4, 2003




















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                                  EXHIBIT INDEX





Exhibit No.       Description
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  99.1            Press Release dated November 4, 2003 entitled "Able
                  Laboratories Reports Third Quarter 2003 Results."























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